UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                December 12, 2006

                          MEDISCIENCE TECHNOLOGY CORP.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


       New Jersey                  0-7405                    22-1937826
       ----------                  ------                    ----------
(State of Incorporation) (Commission File Number ) (IRS Employer Identification No.)

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                               1235 Folkstone Way
                          Cherry Hill, New Jersey 08034
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 485-0362
                                 --------------
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [_] Written  communications  pursuant to Rule 425 under the  Securities
Act (17 CFR 230.425)

         [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Mediscience Technology Corp. ("Mediscience") executed a letter agreement dated as of December 2, 2006 ("Bridge Agreement") under which Empire Financial Group,
Inc. ("Empire") agreed to serve as placement agent on a "best efforts" basis to raise $2.0 million in bridge financing through a private placement. Under the terms of the Bridge Agreement Mediscience agreed to pay Empire a nonrefundable retainer of $10,000, a cash placement fee equal to 12% of the aggregate purchase price paid by each purchaser of Mediscience shares of common stock and warrants equal to 10% of the amount of securities issued by Mediscience under this bridge funding. The maturity date of the promissory notes is the earlier of April 15, 2008 or three months after the completion of an IPO of the imaging pill division/CDR division of Mediscience or any other financing of Mediscience of no less than $5 million and as much as $10 million. Mediscience also agreed that for 24 months following the consummation of the bridge financing Empire has the right to act as one of Mediscience's financial advisors in certain mergers, acquisitions, or restructurings where Mediscience engages a financial advisor, to act as manager or placement agent in debt financings or refinancings and to act as underwriter or placement agent in any public or private offering of equity or debt securities.

Empire previously executed a letter agreement dated June 13, 2006 with Mediscience under which it stated its intention to enter into a firm commitment underwriting agreement to raise a minimum of $5,000,000 and as much as $10,000,000 through the sale of shares of a new company to be spun out by Mediscience to accelerate commercialization of its optical biopsy pill.

The terms of the  Agreements  described  above are only a summary  of the Bridge
Agreement and firm commitment IPO terms and are qualified in their entirety by reference to the Agreements which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference into this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1   Letter Agreement dated as of June 13, 2006 between Mediscience and Empire
       Financial Group, Inc. regarding a firm commitment IPO

10.2   Letter  Agreement  dated as of December 2, 2006 between  Mediscience  and
       Empire Financial Group, Inc. regarding a best efforts bridge financing


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDISCIENCE TECHNOLOGY CORPORATION


Date: December 18, 2006                      By:   /s/ Peter Katevatis
                                                   ------------------------
                                                   Peter Katevatis
                                                   Chief Executive Officer